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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2003



                            HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                      1-10262                 13-2841597
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


    580 WestLake Park Boulevard, Suite 600
                  Houston, Texas                                  77079
   (Address of principal executive offices)                     (ZIP Code)


       Registrant's telephone number, including area code: (281) 504-4000

   Former Name or Former Address, if Changed Since Last Report: Not applicable

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Item 1.  Changes in Control of the Company

     On September 6, 2002, Harken Energy Corporation (the "Company") entered into a Standby Purchase Agreement (the "Standby Purchase Agreement") with Lyford Investments Enterprises Ltd. ("Lyford") that defined the parties' respective rights and obligations with respect to Lyford's participation in Harken's recent rights offering. The Standby Purchase Agreement obligated Lyford to subscribe for and purchase from Harken a number of shares of common stock equal to the Shortfall divided by the subscription price per share. The "Shortfall" is the amount by which $10,000,000 exceeds the aggregate subscription price to be paid by stockholders of Harken who subscribed for and purchased shares in the rights offering. The subscription price was $0.311 per right (or $0.1372 per share). As compensation to Lyford for its standby commitment, the Company paid Lyford a standby commitment fee of $600,000 by issuing 1,714,286 shares of common stock to Lyford, with each such share being attributed a value of $0.35. The Company also paid Lyford $50,000 in cash for its legal fees in connection with the rights offering.

     The rights offering expired on March 13, 2003. At the closing of the Standby Purchase Agreement on March 20, 2003, Lyford purchased 59,716,227 shares of common stock from the Company for an aggregate purchase price of approximately $8,193,000. Lyford paid $3,184,942.71 in cash to the Company from its available working capital at the closing of the Standby Purchase Agreement. The remainder of the purchase price was offset against two promissory notes issued by the Company in favor of Lyford on July 15, 2002 and August 29, 2002. As a result, upon the closing of the Standby Purchase Agreement, the Company's indebtedness to Lyford under those notes, totaling $5,000,000 in principal amount plus accrued interest, was cancelled.

     This transaction resulted in Lyford becoming a holder of approximately 62% of the Company's outstanding common stock.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

     Exhibit
     Number                                   Description
     -------                                  -----------

      10.1   --     Standby Purchase Agreement between Harken Energy Corporation and Lyford Investments Enterprises Ltd. dated September 6,
                    2002 (filed as Exhibit 99.9 to Harken's Registration
                    Statement on Form S-3, filed with the SEC on September 13,
                    2002, File No. 333-99579, and incorporated by reference herein).

      10.2   --     Amendment No. 1 to Standby  Purchase  Agreement of
                    September 6, 2002 between Harken Energy Corporation and
                    Lyford Investments Enterprises Ltd., dated November 22, 2002
                    (filed as Exhibit 99.10 to Harken's Amendment No. 1 to
                    Registration Statement on Form S-3, filed with the SEC on December 24, 2002 , File No. 333-99579, and incorporated by reference herein).

      99.1   --     Press Release, dated March 20, 2003, issued by Harken Energy
                    Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Harken Energy Corporation

Date: March 20, 2003                    By:  /s/ Anna M. Williams
                                       -----------------------------------------
                                       Anna M. Williams
                                       Executive Vice President and
                                       Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit
     Number                                   Description
     -------                                  -----------

      10.1   --     Standby Purchase Agreement between Harken Energy Corporation and Lyford Investments  Enterprises Ltd. dated
                    September 6, 2002 (filed as Exhibit 99.9 to Harken's
                    Registration Statement on Form S-3, filed with the SEC on September 13, 2002, File No. 333-99579, and incorporated by reference herein).

      10.2   --     Amendment No. 1 to Standby  Purchase  Agreement of
                    September 6, 2002 between Harken Energy  Corporation and
                    Lyford Investments Enterprises Ltd., dated November 22, 2002
                    (filed as Exhibit 99.10 to Harken's Amendment No. 1 to
                    Registration Statement on Form S-3, filed with the SEC on December 24, 2002 , File No. 333-99579, and incorporated by reference herein).

      99.1   --     Press Release, dated March 20, 2003, issued by Harken Energy
                    Corporation.